COLORADO BONDSHARES —

A TAX-EXEMPT FUND

Ticker Symbol: (HICOX)

SUMMARY PROSPECTUS

January 30, 2025

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund at www.coloradobondshares.com. You can also get this information at no cost by calling (800) 572-0069. The Fund’s Prospectus and statement of additional information, both dated January 30, 2025, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Objectives/Goals

Colorado BondShares — A Tax-Exempt Fund (the “Fund”) is a diversified, open-end mutual fund whose primary goal is to maximize income that is exempt from both federal and Colorado state income taxes while simultaneously preserving capital. The Fund also seeks opportunities for capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commission and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in the section of this Prospectus entitled “How Are Sales Charges Determined” beginning on page 22 of the Prospectus and in the section of the Fund’s Statement of Additional Information entitled “What Reductions In Sales Charges Are Provided And To Whom?” beginning on page B-22.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses (Legal, audit, transfer agent, reporting and custodian fees and expenses)	0.10%
Total Annual Fund Operating Expenses	0.60%

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$533	$658	$794	$1,189

You would pay the following expenses if you did not redeem your shares:

1 Year	3 Years	5 Years	10 Years
$533	$658	$794	$1,189

The foregoing example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year (ended September 30, 2024), the Fund’s portfolio turnover rate was 5.58% of the average value of its portfolio.

Principal Investment Strategies of the Fund

To achieve the Fund’s investment objective, under normal market conditions, the Fund will attempt to invest up to 100% and, except for temporary investments, will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in tax-exempt bonds and other tax-exempt securities, including tax-exempt notes and tax-exempt municipal leases of the State of Colorado, its political subdivisions, municipalities and public authorities (“Tax-Exempt Obligations”). Under normal circumstances, the Tax-Exempt Obligations that are invested in by the Fund will mostly include tax-exempt bonds (at least 65% of the value of the Fund’s total assets). The interest on the Tax-Exempt Obligations will be exempt from regular federal income taxes and from Colorado personal income tax. The Fund may invest generally no more than 20% of the investments of the Fund in securities that may subject you to federal alternative minimum tax.

The Fund will invest primarily in Tax-Exempt Obligations that are not rated by a Nationally Recognized Statistical Rating Organization, but that the Investment Adviser determines are of equivalent quality to investments rated no less than investment grade (“Baa3” or “BBB-”). The Fund is not restricted in the amount of not rated Tax-Exempt Obligations in which it can invest, and no more than 50% of its investments can be invested in rated Tax-Exempt Obligations. The Fund may also invest in Tax-Exempt Obligations that are rated below investment grade by a Nationally Recognized Statistical Rating Organization, or that are determined to have equivalent quality as determined by the Investment Adviser. Less than 35% of the Fund’s total assets will be invested in Tax-Exempt Obligations that are rated lower than investment grade by Moody’s or S&P, or that are determined to have equivalent below investment grade quality by the Investment Adviser at the time of purchase. The Tax-Exempt Obligations that are below investment grade may also include securities rated “Ba1” and “BB+” or below, which are sometimes referred to as “junk bonds.” Some of the securities in which the fund invests may have credit and liquidity support features, including guarantees and letters of credit. The Fund is a “diversified” investment company, meaning that as to 75% of the Fund’s total assets, no more than 5% of the assets of the Fund will be invested in the obligations of any one issuer.

Obligations which are not rated generally offer higher yields than Tax-Exempt Obligations with equivalent quality that are rated, but also are generally subject to higher risk. The Fund relies on the professional judgment of the Investment Adviser (through the portfolio manager) to make decisions about the Fund’s portfolio securities and the Fund’s investments and, given that most of the Fund’s investments are not rated, the Investment Adviser’s judgment, analysis and experience (through the portfolio manager) are more important than they would be if the Fund relied more on rating agencies for evaluating credit quality. The Investment Adviser attempts to manage the higher risk of investing in not rated Tax-Exempt Obligations by analyzing various factors in managing the Fund’s portfolio, which may include performing credit analysis, reviewing the current economic trends and developments in the geographic areas affecting the Fund’s investments, reviewing general market conditions, comparing pricing of similar investments issued by comparable issuers, reviewing current and anticipated changes in interest rates, evaluating other factors relevant to a particular security being evaluated and actively managing and diversifying the portfolio among municipal issuers.

Securities may be sold when the Investment Adviser believes that they no longer represent relatively attractive investment opportunities.

Principal Risks of Investing in the Fund

By investing in the Fund, you are subject to several investment risks. The occurrence of any one of these risks, or a combination of these risks, could adversely affect the Fund’s net asset value, yield and/or total return. By investing in the Fund, you are exposed to the following principal risks:

•	Your investment in the Fund is not insured or guaranteed by any government agency.

•	You can lose money on your investment.

•	We are not limited in the amount of Fund assets that can be invested in Tax-Exempt Obligations. A downturn in the municipal debt market would negatively affect your investment.

•	We will invest up to 100% of our assets in not rated Tax-Exempt Obligations. These not rated obligations generally have a higher level of credit risk and market risk than rated obligations and are also subject to interest rate risk, prepayment or “call” risk and liquidity risk.

•	We can invest in Tax-Exempt Obligations that are lower-rated (rated below investment grade) or are not rated and are determined to have equivalent quality as determined by the Investment Adviser. Securities with lower ratings are generally more sensitive to changes in economic and other conditions and have a higher risk of default which makes your investment high risk.

•	The market to buy and sell the Tax-Exempt Obligations may be limited because these obligations may be not rated or lower-rated.

•	The tax-exempt status of some or all of the Tax-Exempt Obligations may be modified or eliminated through legislative action.

The Fund is designed for investors subject to income taxation in the higher tax brackets who can take advantage of the tax-exempt nature of the Fund’s income. The Fund is not intended for tax-exempt investors such as pension funds, charities or IRAs who cannot take advantage of the tax benefits of the Fund.

Performance Information

Bar Chart and Table

The following bar chart and table show some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and 10-year periods ended December 31, 2024 compares with those of a broad-based index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by contacting the Fund at (303) 572-6990 or, outside of Denver, at (800) 572-0069 or through the Fund’s website at https://www.coloradobondshares.com as set forth on the back page of this Prospectus.

Annual Total Returns

The following bar chart shows the Fund’s annual total returns for each of the last 10 calendar years.+ Sales charges (loads) are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown.

10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
4.75%
2.52%
6.64%
4.57%
6.47%
5.00%
4.78%
(4.46)%
7.71%
7.72%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

+	The Fund’s return for the quarter ended December 31, 2024 was 0.62%.

During the 10-year period reflected in the bar chart, the Fund’s highest return for a calendar quarter was 5.77% in the quarter ended December 31, 2023 and the lowest return was (3.23)% in the quarter ended March 31, 2020.

Average Annual Total Returns

The following table summarizes the Fund’s average annual total returns (before taxes, after taxes on distributions, and after taxes on distributions and sales of shares of the Fund) for the one-, five- and 10-calendar year periods ended December 31, 2024 and compares them to those of a broad-based index, the Bloomberg Municipal Bond Index. Past performance (before and after taxes) is not indicative of future performance.

The after-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns on distributions and sales of shares of the Fund will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the investor.

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2024)	1 Year	5 Years	10 Years
Return Before Taxes	2.60%	3.04%	4.01%
Return After Taxes on Distributions	1.50	2.80	3.82
Return After Taxes on Distributions and Sales of Fund Shares	2.24	3.11	3.87
Bloomberg Municipal Bond Index (reflects no deductions for Fees, expenses or taxes)(1)	1.05	0.99	2.25

(1)

The Bloomberg Municipal Bond Index is a benchmark for the US municipal bond market. It tracks the performance of long-term, tax-exempt bonds denominated in US dollars. The index is made up of bonds issued by states, cities, counties, and districts. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.

Portfolio Management

Investment Adviser

The investment adviser of the Fund is Freedom Funds Management Company (the “Investment Adviser”).

Portfolio Manager

Fred R. Kelly, Jr., is President, Secretary and Treasurer of the Investment Adviser and is also the Fund’s portfolio manager. Mr. Kelly has been the portfolio manager for the Fund since November 1990, and has been primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Fund Shares

In general, the minimum initial investment amount to acquire shares of the Fund is $500. There is no minimum investment amount for subsequent investments in shares of the Fund. You may redeem (sell) your shares of the Fund on any business day without charge by mail or by telephone. The Fund will redeem your shares at their next determined net asset value after your redemption request is received in proper form.

Tax Information

The Fund intends to take all action required to ensure that no federal income taxes and no Colorado income taxes will be payable by the Fund and that the Fund may pay “exempt-interest dividends” to its shareholders. However, a portion of the Fund’s distributions to shareholders may be subject to federal or Colorado income tax.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares of the Fund and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5